UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2015

CNX COAL RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 CONSOL ENERGY DRIVE Canonsburg, Pennsylvania 15317

(Address of principal executive offices and zip code)

(724) 485-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 7, 2015, CNX Coal Resources LP (the “Partnership,” “we,” “us,” “our” and similar terms) completed its initial public offering (the “Offering”) of 5,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $15.00 per Common Unit ($14.10 per Common Unit, net of the underwriting discount) pursuant to a Registration Statement on Form S-1, as amended (File No. 333-203165), initially filed by the Partnership with the U.S. Securities and Exchange Commission (the “Commission”) on April 1, 2015 pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The material provisions of the Offering are described in the prospectus, dated June 30, 2015, filed by the Partnership with the Commission on July 1, 2015 pursuant to Rule 424(b)(4) under the Securities Act (the “Prospectus”). The Partnership granted the underwriters a 30-day option to purchase up to an additional 750,000 Common Units from the Partnership at the initial public offering price, less the underwriting discount.

Concurrently with the completion of the Offering, the Partnership completed a private placement (the “Private Placement”) of 5,000,000 Common Units at a price of $15.00 per Common Unit (for an aggregate offering price of $75.0 million) pursuant to a Common Unit Purchase Agreement, dated June 25, 2015 (the “Original Private Placement Purchase Agreement” and, as amended by the Amendment to the Common Unit Purchase Agreement, dated June 30, 2015 (the “Private Placement Amendment”), the “Private Placement Purchase Agreement”), with certain funds (each a “Purchaser” and, collectively, the “Purchasers”) managed by Greenlight Capital, Inc. and/or its affiliates (“Greenlight Capital”). The Private Placement Amendment amended the Original Private Placement Purchase Agreement by adding three additional funds managed by Greenlight Capital that were Purchasers under the Private Placement Purchase Agreement. The material terms of the Private Placement are described in the Prospectus. The Common Units were issued to the Purchasers in the Private Placement pursuant to the Private Placement Purchase Agreement in a transaction exempt from registration under Section 4(a)(2) of the Securities Act.

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Omnibus Agreement

On July 7, 2015, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and between the Partnership, CNX Coal Resources GP LLC, the general partner of the Partnership (the “General Partner”), CONSOL Energy Inc. (“CONSOL”), and the parties listed on Exhibit A thereto. The Omnibus Agreement addresses certain aspects of the Partnership’s relationship with CONSOL and certain of its subsidiaries, including:

•	our payment of an annual administrative support fee, initially in the amount of $9.4 million (prorated for the first year of service), for the provision of certain administrative support services by CONSOL and its affiliates;

•	our payment of an annual executive support fee, initially in the amount of $0.7 million (prorated for the first year of service), for the provision of certain executive support services by CONSOL and its affiliates;

•	our obligation to reimburse CONSOL for the provision of certain management, operating and investor relation services by CONSOL and its affiliates;

•	our obligation to reimburse CONSOL for all other direct or allocated costs and expenses incurred by CONSOL in providing general and administrative services (which reimbursement is in addition to certain expenses of the General Partner and its affiliates that are reimbursed under our partnership agreement);

•	our right of first offer to acquire CONSOL’s retained 80% undivided interest in the Pennsylvania mining complex;

•	our right of first offer to acquire CONSOL’s Baltimore Marine Terminal, Buchanan mine and Cardinal Gathering System; and

•	certain indemnities, as described in below, from CONSOL and us.

So long as CONSOL controls the General Partner, the Omnibus Agreement will remain in full force and effect. If CONSOL ceases to control the General Partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will survive any such termination in accordance with their terms.

Under the Omnibus Agreement, CONSOL will indemnify the Partnership for certain liabilities, including those relating to:

•	the consummation of the transactions contemplated by the Contribution Agreement;

•	all tax liabilities attributable to the assets contributed to us arising prior to the closing of the Offering or otherwise related to CONSOL’s contribution of those assets to us in connection with the Offering;

•	certain operational and title matters, including the failure to have (i) the ability to operate under any governmental license, permit or approval or (ii) such valid title to the contributed assets, in each case, that is necessary for us to own or operate the contributed assets in substantially the same manner as owned or operated by CONSOL prior to the Offering;

•	except to the extent resulting from our breach of the operating standard in the Operating Agreement (as defined below), CONSOL’s ownership of its retained 80% interest in and to the Pennsylvania mining complex;

•	certain liabilities retained by CONSOL;

•	CONSOL’s gross negligence or willful misconduct in connection with the provision of general and administrative services or management services under the Omnibus Agreement; and

•	a breach by CONSOL of the Employee Services Agreement (as defined below), the Contract Agency Agreement (as defined below), the Water Supply and Services Agreement (as defined below), the Terminal and Throughput Agreement (as defined below) and/or the Cooperation and Safety Agreement (as defined below).

The Partnership will indemnify CONSOL for certain liabilities, including those relating to:

•	the use, ownership or operation of our assets, including certain environmental liabilities;

•	any liabilities incurred by CONSOL (i) under the Employee Services Agreement or the Contract Agency Agreement, (ii) in connection with CONSOL’s performance of services under the Water Supply and Services Agreement or the Terminal and Throughput Agreement (as defined below) or (iii) by our breach of the Cooperation and Safety Agreement; and

•	our operation of the Pennsylvania mining complex under permits and/or bonds, letters of credit, guarantees, deposits and other pre-payments held by CONSOL.

Under the Omnibus Agreement, certain indemnification by CONSOL will be limited to liabilities identified prior to the third anniversary of the closing of the Offering. Certain of our and CONSOL’s indemnification obligations will be subject to a deductible of $1.0 million per claim. For purposes of calculating the deductible, a “claim” will include all liabilities that arise from a discrete act or event. There is no limit on the amount for which CONSOL or we will indemnify under the Omnibus Agreement once the deductible is met.

The foregoing description of the Omnibus Agreement is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Pennsylvania Mine Complex Operating Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal Holdings LLC (“CNX Thermal”), our indirect, wholly-owned subsidiary, entered into the Pennsylvania Mine Complex Operating Agreement (the “Operating Agreement”) by and among Consol Pennsylvania Coal Company LLC (“CPCC”), Conrhein Coal Company (“CCC” and, together with CPCC, the “CONSOL Operating Agreement Parties”) and CNX Thermal. Under the Operating Agreement, CNX Thermal was named as operator and assumed management and control over the day-to-day operations of the Pennsylvania mining complex for the life of the mines. As operator under the Operating Agreement, CNX Thermal will be responsible for managing and conducting all operations with respect to the Pennsylvania mining complex, including providing the following services, which we refer to as the “operational services”:

•	mining the Pennsylvania mining complex;

•	handling coal production and delivery thereof to purchasers and/or facilities;

•	operating the beltlines transporting raw coal into the Pennsylvania mining complex’s preparation plant and loading facility;

•	storing, preparing, treating, managing and loading coal at the preparation plant and, if applicable, blending coal;

•	disposing, stockpiling, handling, treating and/or storing all coal refuse; and

•	planning and coordinating of anticipated mining operations.

CNX Thermal will have the right to enter into contracts relating to the operation and management of the Pennsylvania mining complex and to file any reports required to be filed with governmental authorities, in each case, relating to the operation of the Pennsylvania mining complex on behalf of itself and the CONSOL Operating Agreement Parties.

Pursuant to the Operating Agreement, CNX Thermal and the CONSOL Operating Agreement Parties will each appoint one representative to a two-member operating committee. The operating committee will meet quarterly to review the annual budget for the Pennsylvania mining complex and the reports provided by CNX Thermal and to discuss the management and development of the Pennsylvania mining complex. While CNX Thermal will be delegated the authority and responsibility to manage and further develop the Pennsylvania mining complex, certain material actions, including the approval of the annual plan and budget and any permanent or extended temporary decommissioning of any of the mines at the Pennsylvania mining complex, will require the unanimous consent of the operating committee.

Any liabilities arising from the operation of the Pennsylvania mining complex that are not a result of CNX Thermal’s gross negligence or willful misconduct will be borne by CNX Thermal and the CONSOL Operating Agreement Parties pro rata in relation to such person’s ownership percentage of the Pennsylvania mining complex. CNX Thermal will invoice the CONSOL Operating Agreement Parties on a monthly basis for its pro rata share of costs associated with the operation of the Pennsylvania mining complex.

Under the Operating Agreement, CNX Thermal may be removed as operator of the Pennsylvania mining complex only in the event of CNX Thermal’s bankruptcy or gross negligence or willful misconduct in connection with the operational services.

The foregoing description of the Operating Agreement is not complete and is qualified in its entirety by reference to the full text of the Operating Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Employee Services Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal entered into an Employee Services Agreement (the “Employee Services Agreement”) by and between CPCC and CNX Thermal. Under the Employee Services Agreement, CPCC, subject to our management, direction and control, will provide personnel to mine and process coal from the Pennsylvania mining complex and to perform the operational services that we are charged with providing under the Operating Agreement. The employees of CPCC are not our employees, and CPCC has the sole and exclusive responsibility to pay and provide benefits for such employees.

Pursuant to the Employee Services Agreement, we will reimburse CPCC monthly for (i) all direct third-party costs and expenses actually incurred by CPCC in providing operational services, including royalties required to be paid on the coal mined, certain taxes applicable to the coal and coal workers, per-ton reclamation fees or taxes and penalties imposed by any governmental authority for violation of any law or regulation arising out of CPCC’s performance of the operational services, except to the extent such penalties were as a result of CPCC’s gross negligence or willful misconduct, (ii) salary, benefits and other compensation costs of CPCC’s employees performing the operational services to the extent such employees are performing the operational services; and (iii) market rate rental fees for use of CPCC’s assets in performing the operational services.

The Employee Services Agreement will have an initial term of 20 years and will continue in full force and effect thereafter unless terminated by either party at the end of the initial term or any time thereafter by giving not less than 180 days’ prior notice. CPCC may terminate the Employee Services Agreement sooner if (i) we become insolvent, declare bankruptcy or take any action in furtherance of, or indicating our consent to, approval of, or acquiescence in, a similar proceeding or (ii) CPCC provides notice not less than 180 days prior to the date of such proposed termination. We may terminate the Employee Services Agreement sooner (i) if CPCC becomes insolvent, declares bankruptcy or takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, a similar proceeding or (ii) upon a finding of CPCC’s willful misconduct or gross negligence.

We will reimburse CPCC for the costs of providing such compensation and benefits to those employees under the Employee Services Agreement.

The foregoing description of the Employee Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Employee Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Contract Agency Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal entered into a Contract Agency Agreement (the “Contract Agency Agreement”) by and between CONSOL Energy Sales Company (“CES”) and CNX Thermal. Under the Contract Agency Agreement, CES, at our direction and subject to our control, will act as agent to market and sell the coal produced from the Pennsylvania mining complex and will administer our existing coal purchase and sale contracts, including any extensions or renewals thereof, and any new coal purchase and sale contracts for the sale of coal produced from the Pennsylvania mining complex.

The administration of these coal purchase and sale contracts, which we refer to as our contracts, will include CES’ making elections, enforcing rights, executing coal sale confirmations and invoicing, in each case at our direction and with respect to the coal reserves attributable to our interests and CES’ interest in the Pennsylvania mining complex. CES will cause all revenues under these coal purchase and sale contracts to be deposited directly into our account.

The foregoing description of the Contract Agency Agreement is not complete and is qualified in its entirety by reference to the full text of the Contract Agency Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Terminal and Throughput Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal entered into a Terminal and Throughput Agreement (the “Terminal and Throughput Agreement”) by and between CNX Marine Terminals, Inc. (“CNX Marine”) and CNX Thermal. Under the Terminal and Throughput Agreement, we will have the option, but not the obligation, to transport or to cause to be transported through CONSOL’s Baltimore Marine Terminal up to 5 million tons of coal each calendar year (prorated for 2015) for a terminal fee of $4 per ton of coal transported through the Baltimore Marine Terminal, plus certain standard fees for long-term or excess storage of coal at the Baltimore Marine Terminal, re-handling services at the Baltimore Marine Terminal (if we elect such services) and certain fees related to the docking and undocking of vessels at the Baltimore Marine Terminal. The per ton terminal fee and other fees may be reasonably escalated by the owner of the Baltimore Marine Terminal on a quarterly basis based on changes in the volume of coal shipped through the Baltimore Marine Terminal and increases in operating costs at the terminal. The Terminal and Throughput Agreement will have an initial term of seven years.

The foregoing description of the Terminal and Throughput Agreement is not complete and is qualified in its entirety by reference to the full text of the Terminal and Throughput Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Cooperation and Safety Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal entered into the Amendment and Restatement of Master Cooperation and Safety Agreement (the “Cooperation and Safety Agreement”) by and among CNX Thermal, CPCC, CCC, CNX Gas Company LLC, CONSOL and the CONSOL subsidiaries party thereto. Under the Cooperation and Safety Agreement, CNX Thermal, on behalf of itself, CCC and CPCC, will coordinate mining activities relating to the Pennsylvania mining complex with the drilling and development activities of those subsidiaries of CONSOL that own oil and natural gas interests in and around the Pennsylvania mining complex.

The Cooperation and Safety Agreement contains provisions related to the safe and efficient operation of our coal business and CONSOL’s natural gas business where joint interests exist, including with respect to surface rights and use and subsidence issues.

The foregoing description of the Cooperation and Safety Agreement is not complete and is qualified in its entirety by reference to the full text of the Cooperation and Safety Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Water Supply and Services Agreement

On July 7, 2015, in connection with the closing of the Offering, CNX Thermal entered into Water Supply and Services Agreement (the “Water Supply and Services Agreement”) by and between CNX Water Assets LLC (“CNX Water”) and CNX Thermal. Under the Water Supply and Services Agreement, CNX Thermal will have the option, but not the obligation, to (i) acquire water from CNX Water for a fee of $3.50 per thousand gallons of water, which we refer to as the “supply fee,” in an amount up to 600 gallons per minute and (ii) cause CNX Water to treat and dispose of water produced from the Pennsylvania mining complex for a fee of $1.91 per thousand gallons of water, which we refer to as the “treatment fee.” The supply fee is subject to a renegotiation based on market conditions at the end of the initial term, and the disposal fee is subject to annual renegotiation based on market conditions and operating costs of the water treatment facility. The Water Supply and Services Agreement has an initial term of five years and automatically renews for additional one-year terms unless terminated by either party on not less than 30 days’ prior notice.

The foregoing description of the Water Supply and Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Water Supply and Services Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On July 7, 2015, in connection with the closing of the Private Placement, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers relating to the Common Units issued to the Purchasers in the Private Placement (the “registrable securities”). Pursuant to the Registration Rights Agreement, we have agreed to file up to three shelf registration statements for the resale of the registrable securities as soon as practicable following receipt of written notice from the Purchasers and no later than 30 days after such notice; provided, that we will not be required to file a shelf registration statement for 90 days after the closing of the Offering. In addition, we agreed to use commercially reasonable efforts to cause each shelf registration statement to be declared effective by the Commission as soon as practicable after its filing and no later than 90 days after its filing. The Registration Rights Agreement also provides the Purchasers with rights that allow the Purchasers to include their registrable securities in certain registered offerings for the Partnership’s own account. The Registration Rights Agreement contains representations, warranties, covenants and indemnities that are customary for private placements by public companies.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Waiver of 20% Voting Limitation Agreement

On July 7, 2015, in connection with the closing of the Private Placement, the General Partner entered into a Waiver of 20% Voting Limitation Agreement (the “Waiver Agreement”) with the Purchasers relating to a voting limitation contained in the Partnership Agreement (as defined below). Pursuant to the definition of “Outstanding” in the Partnership Agreement, if at any time any person or group beneficially owns 20% or more of the Outstanding partnership interests of any class, all partnership interests owned by or for the benefit of such person or group shall not be entitled to be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of limited partners to vote on any matter that is to be voted on by the limited partners (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under the Partnership Agreement (the “20% Voting Limitation”) subject to certain limitations.

Pursuant to the Waiver Agreement, the General Partner irrevocably agreed that, for so long as the Purchasers, in the aggregate, beneficially own not less than 20% of the total Outstanding Common Units, each Common Unit and any other partnership interest owned by or for the benefit of any Purchaser (regardless of whether such Common Unit or other partnership interest was acquired before, on or after July 7, 2015) will be entitled to be voted on any matter on which holders of Common Units or such other partnership interests, as applicable, vote (without giving effect to the 20% Voting Limitation) and will be considered to be Outstanding when sending notices of a meeting of limited partners to vote on any matter that is to be voted on by the limited partners, calculating required votes, determining the presence of a quorum or for other similar purposes under the Partnership Agreement (including, without limitation, the exercise of any rights of limited partners under the Partnership Agreement) notwithstanding the 20% Voting Limitation. The Waiver Agreement will automatically terminate at such time that the Purchasers, in the aggregate, beneficially own less than 20% of the total Outstanding Common Units unless the Purchasers, in the aggregate, beneficially own less than 20% of the total Outstanding Common Units as a result of any action by the General Partner and/or the Partnership with the purpose of terminating the Waiver Agreement (including, without limitation, effecting any dividend or distribution paid or made by the Partnership on the Outstanding Common Units in Common Units or any repurchase, split, subdivision, recapitalization or similar transaction with respect to the Outstanding Common Units resulting in the termination of the Waiver Agreement).

The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

CNX Coal Resources LP 2015 Long-Term Incentive Plan

The description of the LTIP (as defined below) provided under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the LTIP is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

Each of the General Partner, the Partnership, CNX Operating LLC (the “Operating Company”) and CNX Thermal is a direct or indirect subsidiary, as applicable, of CONSOL. As a result, certain individuals, including directors of the General Partner, serve as officers and/or directors of CONSOL. The General Partner, as the general partner of the Partnership, owns a 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights. As of the closing of the Offering, CONSOL owns 861,067 Common Units and 11,611,067 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), which represents an approximate 52.6% aggregate limited partner interest in the Partnership, assuming the underwriters exercise in full their option to purchase additional Common Units. If the underwriters of the Offering do not exercise their option to purchase up to an additional 750,000 Common Units, in whole or in part, any remaining Common Units not purchased by the underwriters pursuant to the option will be issued to CONSOL at the expiration of the option period for no additional consideration.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 7, 2015, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with CONSOL, the General Partner and the Operating Company. The Operating Company wholly owns CNX Thermal. Immediately prior to the closing of the Offering, CONSOL contributed to the Partnership all of its interest in the Operating Company in exchange for 861,067 Common Units and 11,611,067 Subordinated Units and the right to receive (i) any remaining Common Units not purchased by the underwriters pursuant to their option at the expiration of the option period, (ii) a cash distribution of approximately $66.0 million from the net proceeds of the Offering, (iii) a cash distribution of approximately $68.0 million from the proceeds of the Private Placement and (iv) a cash distribution of approximately $197.0 million from the Partnership’s net borrowings under the Revolving Credit Facility (as defined below). These transactions, among others, were made in a series of steps outlined in the Contribution Agreement.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in the Prospectus, on July 7, 2015, the Partnership, as borrower, and certain subsidiaries of the Partnership, as guarantors, entered into a credit agreement for a $400.0 million revolving credit facility (the “Revolving Credit Facility”) with PNC Bank, National Association, as administrative agent, and other lender parties thereto. The obligations under the Revolving Credit Facility are guaranteed by the Partnership’s subsidiaries and secured by substantially all of the assets of the Partnership and its subsidiaries pursuant to the security agreement and various mortgages. The Revolving Credit Facility is available to fund a cash distribution to CONSOL, pay fees and expenses related to the Revolving Credit Facility and for general partnership purposes. In connection with the completion of the Offering and our entry into the Revolving Credit Facility, we made an initial draw of $200 million, the net proceeds of which were distributed to CONSOL.

The Revolving Credit Facility contains certain covenants and conditions that, among other things, limit the Partnership’s ability to incur or guarantee additional debt, make cash distributions (though there is an exception for distributions permitted under the Partnership Agreement, subject to certain customary conditions), incur certain liens or permit them to exist, make particular investments and loans, enter into certain types of transactions with affiliates, merge or consolidate with another company, and transfer, sell or otherwise dispose of assets. The Partnership is also subject to covenants that require the Partnership to maintain certain financial ratios. For example, the Partnership is obligated to maintain at the end of each fiscal quarter (x) a minimum interest coverage ratio of 3.0 to 1.0 and (y) a maximum leverage ratio of 3.50 to 1.0 (or 4.0 to 1.0 for two fiscal quarters after consummation of a material acquisition).

The foregoing description of the Revolving Credit Facility is not complete and is qualified in its entirety by reference to the full text of the Revolving Credit Facility, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of Common Units and Subordinated Units by the Partnership to CONSOL on July 7, 2015 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated into this Item 3.02 by reference. The description in Item 1.01 above of the issuance of Common Units by the Partnership to the Purchasers on July 7, 2015 in connection with the consummation of the transactions contemplated by the Private Placement Purchase Agreement is incorporated into this Item 3.02 by reference.

The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 3.03	Material Modification to Rights of Security Holders.

The descriptions of the Registration Rights Agreement and the Waiver Agreement contained in Item 1.01 are incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CNX Coal Resources LP 2015 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner adopted the CNX Coal Resources LP 2015 Long-Term Incentive Plan (the “LTIP”). The LTIP provides for the grant, from time to time at the discretion of the board of directors of the general partner or any committee thereof that may be established for such purpose or by any delegate of the board of directors or such committee, subject to applicable law (the “plan administrator”), of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. The purpose of awards under the LTIP is to provide additional incentive compensation to individuals providing services to the Partnership, and to align the economic interests of such individuals with the interests of unitholders of the Partnership. The LTIP will limit the number of units that may be delivered pursuant to vested awards to 2,300,000 Common Units, subject to proportionate adjustment in the event of unit splits and similar events. Common Units subject to awards that are cancelled, forfeited, withheld to satisfy exercise prices or tax withholding obligations or otherwise terminated without delivery of Common Units will be available for delivery pursuant to other awards.

The plan administrator of the LTIP, at its discretion, may terminate the LTIP at any time with respect to the Common Units for which a grant has not previously been made. The plan administrator of the LTIP also has the right to alter or amend the LTIP or any part of it from time to time or to amend any outstanding award made under the LTIP, provided that no change in any outstanding award may be made that would materially impair the vested rights of the participant without the consent of the affected participant or result in taxation to the participant under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of CNX Coal Resources LP

On July 7, 2015, in connection with the closing of the Offering, the General Partner and CONSOL, as organizational limited partner, amended and restated the Agreement of Limited Partnership of the Partnership and entered into the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and is incorporated into this Item 5.03 by reference.

The foregoing description of the Partnership Agreement and the description of the Partnership Agreement contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	First Amended and Restated Agreement of Limited Partnership of CNX Coal Resources LP, dated as of July 7, 2015

4.1	Registration Rights Agreement, dated as of July 7, 2015, by and among, CNX Coal Resources LP and the purchaser parties thereto

4.2	Waiver of 20% Voting Limitation Agreement, dated as of July 7, 2015, by and among CNX Coal Resources GP LLC and the purchaser parties thereto

10.1	Contribution, Conveyance and Assumption Agreement, dated as of July 7, 2015, by and among CNX Coal Resources LP, CNX Coal Resources GP LLC, CONSOL Energy Inc. and CNX Operating LLC

10.2	Omnibus Agreement, dated as of July 7, 2015, by and among CNX Coal Resources LP, CNX Coal Resources GP LLC, CONSOL Energy Inc. and the other parties listed on Exhibit A thereto

10.3	Pennsylvania Mine Complex Operating Agreement, dated as of July 7, 2015, by and among CONSOL Pennsylvania Coal Company LLC, Conrhein Coal Company and CNX Thermal Holdings LLC

10.4	Employee Services Agreement, dated as of July 7, 2015, by and between CONSOL Pennsylvania Coal Company LLC and CNX Thermal Holdings LLC

10.5	Contract Agency Agreement, dated as of July 7, 2015, by and between CONSOL Energy Sales Company and CNX Thermal Holdings LLC

10.6	Terminal and Throughput Agreement, dated as of July 7, 2015, by and between CNX Marine Terminals, Inc. and CNX Thermal Holdings LLC

10.7	Amendment and Restatement of Master Cooperation and Safety Agreement, dated as of July 7, 2015, by and among CNX Thermal Holdings LLC, CONSOL Pennsylvania Coal Company LLC, Conrhein Coal Company, CNX Gas Company LLC, CONSOL Energy Inc. and the CONSOL Energy Inc. subsidiaries party thereto

10.8	Water Supply and Services Agreement, dated as of July 7, 2015, by and between CNX Water Assets LLC and CNX Thermal Holdings LLC

10.9*	CNX Coal Resources LP 2015 Long-Term Incentive Plan

10.10	Credit Agreement, dated July 7, 2015, by and among CNX Coal Resources LP, as Borrower, certain subsidiaries of the Borrower as Guarantors, PNC Bank, N.A., as Administrative Agent,, and other lender parties thereto

*	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

	By:	CNX Coal Resources GP LLC, its general partner

Dated: July 13, 2015	By:	/s/ Martha A. Wiegand
Martha A. Wiegand
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amended and Restated Agreement of Limited Partnership of CNX Coal Resources LP, dated as of July 7, 2015

4.1	Registration Rights Agreement, dated as of July 7, 2015, by and among, CNX Coal Resources LP and the purchaser parties thereto

4.2	Waiver of 20% Voting Limitation Agreement, dated as of July 7, 2015, by and among CNX Coal Resources GP LLC and the purchaser parties thereto

10.1	Contribution, Conveyance and Assumption Agreement, dated as of July 7, 2015, by and among CNX Coal Resources LP, CNX Coal Resources GP LLC, CONSOL Energy Inc. and CNX Operating LLC

10.2	Omnibus Agreement, dated as of July 7, 2015, by and among CNX Coal Resources LP, CNX Coal Resources GP LLC, CONSOL Energy Inc. and the other parties listed on Exhibit A thereto

10.3	Pennsylvania Mine Complex Operating Agreement, dated as of July 7, 2015, by and among CONSOL Pennsylvania Coal Company LLC, Conrhein Coal Company and CNX Thermal Holdings LLC

10.4	Employee Services Agreement, dated as of July 7, 2015, by and between CONSOL Pennsylvania Coal Company LLC and CNX Thermal Holdings LLC

10.5	Contract Agency Agreement, dated as of July 7, 2015, by and between CONSOL Energy Sales Company and CNX Thermal Holdings LLC

10.6	Terminal and Throughput Agreement, dated as of July 7, 2015, by and between CNX Marine Terminals, Inc. and CNX Thermal Holdings LLC

10.7	Amendment and Restatement of Master Cooperation and Safety Agreement, dated as of July 7, 2015, by and among CNX Thermal Holdings LLC, CONSOL Pennsylvania Coal Company LLC, Conrhein Coal Company, CNX Gas Company LLC, CONSOL Energy Inc. and the CONSOL Energy Inc. subsidiaries party thereto

10.8	Water Supply and Services Agreement, dated as of July 7, 2015, by and between CNX Water Assets LLC and CNX Thermal Holdings LLC

10.9*	CNX Coal Resources LP 2015 Long-Term Incentive Plan

10.10	Credit Agreement, dated July 7, 2015, by and among CNX Coal Resources LP, as Borrower, certain subsidiaries of the Borrower as Guarantors, PNC Bank, N.A., as Administrative Agent,, and other lender parties thereto

*	Compensatory plan or arrangement